EXHIBIT 10.1

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (the "Agreement") is made this 10 day of March, 2023 by and between

IMCS CONSTRUCTION PTE. LTD., a company duly incorporated in Singapore under the (Companies Act, 1967) and having its entity registered at 180 Paya Lebar Road, #03-06, Yi Guang Factory Building, Singapore 409032 (herein after refer to as “Seller”)

and

Pharmaceutical Resource Technology, Inc. a company incorporated in Wyoming, USA and having its registered address at 30N Gould St. Suite 4000, Sheridan, WY 82801, USA (herein after refer to as “Buyer”)

.

This Agreement outlines the terms and conditions under which the Seller agrees to sell, and the Buyer agrees to purchase, certain assets of the Seller's business. The execution of this Agreement signifies the intent of both parties to fulfill the terms outlined herein.

DEFINITIONS

In this Agreement, the following terms shall have the meanings ascribed to them:

1. RECITALS

WHEREAS, Seller is engaged in the business of Building and Construction services; and

WHEREAS, Buyer desires to purchase certain assets of Seller's business, and Seller desires to sell such assets to Buyer, subject to the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

2. SALE AND PURCHASE OF ASSETS

2.1 Assets Included

Seller hereby agrees to sell, assign, transfer, convey, and deliver to Buyer, and Buyer hereby agrees to purchase, acquire, and accept from Seller, at the Closing, free and clear of all liens, encumbrances, and security interests, all of Seller's right, title, and interest in and to the following assets (collectively, the "Assets"):

(a) All tangible personal property, including but not limited to all furniture, fixtures, equipment, machinery, tools, vehicles, office equipment, supplies, computers, telephones, and other items of tangible personal property as specifically listed in Exhibit A;

(b) All inventory, finished goods, raw materials, work in progress, packaging, supplies, parts, and other inventory items related to the business; Assets: All rights, title, and interest in those specific assets which are described in Section 2.

Closing Date: The date upon which the transaction will be completed and the assets transferred, as specified in Section 5.

Page 1 | 11

Purchase Price: The total amount paid by Buyer to Seller for the Assets, as outlined in Section 3.

Liabilities: All debts, obligations, and legal claims against the Seller, which may or may not be included in the transaction.

(c) All intellectual property, including but not limited to patents, patent applications, trademarks, trademark applications, tradenames, copyrights, trade secrets, domain names, customer lists, and other intellectual property rights as specifically listed in Exhibit B;

(d) All contracts and agreements as specifically listed in Exhibit C; and

(e) All permits, licenses, accreditations, and authorizations issued by any governmental or regulatory entity as specifically listed in Exhibit D.

2.2 Excluded Assets

Notwithstanding anything to the contrary contained herein, the following assets of Seller are not part of the sale and purchase contemplated hereunder and are excluded from the Assets (collectively, the "Excluded Assets"):

(a) All cash and cash equivalents;

(b) All accounts receivable of Seller as of the Closing Date;

(c) All rights to tax refunds, credits, or similar benefits relating to the period prior to the Closing Date;

(d) All corporate minute books, stock records, corporate seals, and other corporate records;

(e) All insurance policies and rights thereunder; and

(f) All other assets specifically listed in Exhibit E.

3. PURCHASE PRICE AND PAYMENT TERMS

3.1 Purchase Price

The aggregate purchase price for the Assets shall be Five Million US Dollars (USD5,000,000.00) (the "Purchase Price"), subject to adjustments as provided in Section 3.3.

3.2 Payment Schedule

The Purchase Price shall be paid as follows:

(a) A deposit in the amount of One Million US Dollars $1,000,000.00 (the "Deposit") shall be paid by Buyer to Seller upon execution of this Agreement, which Deposit shall be applied toward the Purchase Price at Closing;

(b) The balance of the Purchase Price, subject to adjustments as provided in Section 3.3, shall be paid by Buyer to Seller at the Closing by wire transfer of immediately available funds to an account designated by Seller in writing.

Page 2 | 11

3.3 Adjustments

The Purchase Price shall be subject to the following adjustments:

(a) Increased or decreased by the amount of any change in the value of inventory between the date of this Agreement and the Closing Date, as determined by a physical count and valuation of inventory to be conducted jointly by Seller and Buyer on the day immediately preceding the Closing Date;

(b) Decreased by the aggregate amount of any liabilities of Seller that Buyer agrees to assume at Closing; and

(c) Adjusted for any other items mutually agreed upon by Seller and Buyer in writing prior to the Closing Date.

4. CLOSING

4.1 Closing Date

The closing of the purchase and sale of the Assets (the "Closing") shall take place at 180 Paya Lebar Road, #03-06 on 22 March, 2023 at 1700hrs or at such other date, time, and place as may be mutually agreed upon by the parties in writing (the "Closing Date").

4.2 Deliverables at Closing

At the Closing:

(a) Seller shall deliver to Buyer:

(i) All necessary documents to transfer title to the Assets, including assignments of all intellectual property rights, duly executed by Seller;

(ii) All necessary consents from third parties, if any, required for the assignment of contracts included in the Assets;

(iii) Possession and control of the Assets; and

(iv) All other instruments and documents reasonably requested by Buyer to effectuate the transactions contemplated hereby.

(b) Buyer shall deliver to Seller:

(i) The Purchase Price, as adjusted pursuant to Section 3.3, by wire transfer of immediately available funds to an account designated by Seller;

(ii) The Assignment and Assumption Agreement, duly executed by Buyer; and

(iii) All other instruments and documents reasonably requested by Seller to effectuate the transactions contemplated hereby.

5. REPRESENTATIONS AND WARRANTIES

5.1 Seller's Representations

Seller represents and warrants to Buyer as follows, each of which is true and correct on the date hereof and will be true and correct on the Closing Date:

(a) Seller is a Singapore Company duly organized, validly existing, and in good standing under the laws of the state of Singapore;

(b) Seller has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

(c) This Agreement has been duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms;

Page 3 | 11

(d) Seller has good and marketable title to all of the Assets, free and clear of all liens, encumbrances, and security interests;

(e) The Assets include all assets necessary for the conduct of the business as currently conducted by Seller;

(f) All financial information provided by Seller to Buyer is true, complete, and accurate in all material respects;

(g) Seller is not a party to any pending or threatened litigation or governmental proceeding affecting the Assets or the transactions contemplated by this Agreement; and

(h) Seller has complied with all applicable laws, rules, and regulations in connection with the ownership and operation of the Assets.

5.2 Buyer's Representations

Buyer represents and warrants to Seller as follows, each of which is true and correct on the date hereof and will be true and correct on the Closing Date:

(a) Buyer is a USA Company duly organized, validly existing, and in good standing under the laws of the state of Wyoming;

(b) Buyer has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

(c) This Agreement has been duly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms;

(d) Buyer has sufficient funds available to pay the Purchase Price and to consummate the transactions contemplated by this Agreement; and

(e) Buyer is not a party to any pending or threatened litigation or governmental proceeding affecting the transactions contemplated by this Agreement.

6. COVENANTS

(a) Non-Competition: Seller agrees that for a period of 5 years after the Closing Date, Seller shall not, directly or indirectly, engage in any business that competes with the business conducted by Buyer using the Assets within a 100-mile radius of Singapore.

(b) Non-Solicitation: Seller agrees that for a period of 5 years after the Closing Date, Seller shall not, directly or indirectly, solicit or attempt to solicit any customers, suppliers, or employees of the business conducted by Buyer using the Assets.

(c) Confidentiality: Seller agrees to keep confidential and not to use or disclose any confidential information relating to the Assets or the business conducted by Buyer using the Assets.

(d) Transition Assistance: Seller agrees to provide reasonable assistance to Buyer for a period of 3 years after the Closing Date to ensure a smooth transition of the Assets and business operations to Buyer.

(e) Further Assurances: Each party agrees to execute such additional documents and take such additional actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

Page 4 | 11

7. INDEMNIFICATION

7.1 Indemnification by Seller

Seller shall indemnify, defend, and hold harmless Buyer and its officers, directors, employees, agents, successors, and assigns from and against any and all losses, damages, liabilities, deficiencies, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys' fees, that arise out of or result from:

(a) Any breach or non-fulfillment of any representation, warranty, covenant, or agreement made by Seller in this Agreement;

(b) Any Excluded Asset or any liability of Seller not expressly assumed by Buyer pursuant to this Agreement; or

(c) Any third-party claim based upon, resulting from, or arising out of the business, operations, properties, assets, or obligations of Seller conducted, existing, or arising prior to the Closing Date.

7.2 Indemnification by Buyer

Buyer shall indemnify, defend, and hold harmless Seller and its officers, directors, employees, agents, successors, and assigns from and against any and all losses, damages, liabilities, deficiencies, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys' fees, that arise out of or result from:

(a) Any breach or non-fulfillment of any representation, warranty, covenant, or agreement made by Buyer in this Agreement; or

(b) Any third-party claim based upon, resulting from, or arising out of the business, operations, properties, assets, or obligations of Buyer conducted, existing, or arising after the Closing Date.

8. TERMINATION

This Agreement may be terminated at any time prior to the Closing:

(a) By mutual written consent of Buyer and Seller;

(b) By either Buyer or Seller if the Closing has not occurred by [Termination Date], provided that the party seeking termination is not in material breach of this Agreement;

(c) By Buyer if there has been a material breach of any representation, warranty, covenant, or agreement made by Seller in this Agreement, which breach cannot be or has not been cured within 30 days after written notice of such breach is given to Seller; or

(d) By Seller if there has been a material breach of any representation, warranty, covenant, or agreement made by Buyer in this Agreement, which breach cannot be or has not been cured within 30 days after written notice of such breach is given to Buyer.

9. MISCELLANEOUS PROVISIONS

9.1 Governing Law

This Agreement shall be governed by and construed in accordance with the internal laws of the State of Singapore without giving effect to any choice or conflict of law provision or rule.

Page 5 | 11

9.2 Dispute Resolution

Any dispute, controversy, or claim arising out of or relating to this Agreement, or the breach, termination, or validity thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The place of arbitration shall be Singapore.

9.3 Amendments

This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto.

10. NOTICES

All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given:

(a) when delivered by hand (with written confirmation of receipt);

(b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested);

(c) on the date sent by facsimile or e-mail (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or

(d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses:

If to Buyer: 30N Gould St, STE 4000, Sheridan, Wyoming 82801, USA email:contact@pharmaceiticalresource.com ; Phone: +65 6841 0120

If to Seller: 180 Paya Lebar Road, #03-06, Yi Guang Factory Building, Singapore 409032, email:peterng@imcsng.com.sg ;  Phone: +65 9736 8892

11. CONFIDENTIALITY

Each party acknowledges that it will have access to certain confidential information of the other party concerning the other party's business, plans, customers, technology, and products, and other information held in confidence by the other party ("Confidential Information"). Each party agrees that it will not use in any way, for its own account or the account of any third party, except as expressly permitted by this Agreement, nor disclose to any third party (except as required by law or to that party's attorneys, accountants and other advisors as reasonably necessary),  any of the other party's Confidential Information and will take reasonable precautions to protect the confidentiality of such information. IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement as of the date first above written.

SELLER: IMCS Construction Pte. Ltd.

Signature:	/s/ Choon Teck Ng
Name:	Choon Teck Ng
Title:	Director
Date:	March 22, 2023

BUYER: Pharmaceutical Resource Technology, Inc.

Signature:	/s/ Jacksaa Tan
Name:	Jacksaa Tan
Title:	CEO
Date:	March 22, 2023

Page 6 | 11

Exhibit A

No.	Descriptions	Qty	Unit
1	Excavator	1	no.
2	Lorry - 3 Ton Tipper + 3 Pickup	4	nos.
3	Iron Worker	1	unit
4	Concrete Polisher	2	nos.
5	Genset Generator	2	nos.
6	Band Saw machine	2	units
7	Car	1	no.
8	Forklift	1	no.
9	Pallet Jack	6	nos.
10	Stacker - 2 Manual + 2 Hydraulic	4	nos.
11	Drill machine	2	units
12	Trencher	2	sets
13	Road Cutter	2	nos
14	Chain Block	10	sets
15	Air Filter - Tebero	1	set
16	Storage Racking - customised	24	mr
17	Storage toolbox	6	nos.
18	Mise Steel	20	tons
19	Mise stainless Steel	2	tons
20	Washing machine	1	no.
21	Vacuum cleaner	1	no.
22	Laminating machine	1	no.
23	Binder machine	1	no.
24	Safe		no.
25	Security Cabinet	1	no.
26	Coffee machine	1	no.
27	Surveyor tools - Leveller	5	sets
28	Thedolite	1	no.
29	Noise meter		no
30	Soil hardness testing tool	1	no
31	Maqnet drill	2	sets
32	Borsch concrete drill	3	sets
33	Office Printer - Canon	4	units
34	Office built-in cabinet.	7.5
35	Mezz Floor Storage Platform	90
36	Office System Furniture	5	sets
37	Bolt, Nuts & Fastener	1	Ton
38	Misc Handtools - Estimate	1	lot
39	Real Property at 10 Admiralty Street, #04-88, Northlink Building, S757695	1	unit
40	Other Addition, Alteration, Fittings and Fixtures	1	lot

Page 7 | 11

Exhibit B

Not Applicable

Page 8 | 11

Exhibit C

All Contracts entered after closing date.

Page 9 | 11

Exhibit D

CW01 – enables the Company to undertake general building as follows:-

(a) All types of building works in connection with any structure, being built or to be built, for the support, shelter and enclosure of persons, animals, chattels or movable property of any kind, requiring in its construction the use of more than two unrelated building trades and crafts. Such structure includes the construction of multi-storey car-parks, buildings for parks and playgrounds and other recreational works, industrial plants, and utility plants.

(b) Addition and alteration works on buildings involving structural changes.

(c) Installation of roofs. Firms which undertake waterproofing work should register under CR13.

CW02 – enables the Company to undertake civil engineering work as follows:-

(a) Works involving concrete, masonry and steel in bridges, sewers, culverts, reservoirs, retaining walls, canals, drainage systems, underground structures, cutting and filling of embankment, river banks, excavation of deep trenches, scraping of sub-soil, surface drainage works, flexible pavement, rigid pavement or laterite roads, bus bays, open car-parks and related works such as kerbs and footways. Firms which undertake piling works, ground support and stabilization works or site investigation works should register under CR08, CR12 and CR15 respectively.

(b) Works involving dredging in canal, river and offshore for the purpose of deepening and extraction of mineral or construction material. It also includes reclamation works.    (c) Works involving marine piling and the construction of marine structures such as jetties, wharves, sea and river walls. The head does not cover the construction and fabrication of marine crafts, pontoons and oilrigs or any floating platform.

CR03 – enables the Company to undertake all general demolition works. Since no financial grade is given to this registration head, applicants must meet the L1 requirements and complete at least ONE demolition project as a prerequisite for registration.

CR06 – enables the Company to undertake Interior design, planning and the decoration of buildings. This includes ceiling panels, partitions, built-in fitments, raised floor works, plastering and tiling.

GB2 – is a Class 2 General Builder license which enable the Company to undertake and complete projects up to SGD6 million. The Company qualifies for the Class 1 General Builder license which is able to undertake and complete projects of any value.

Page 10 | 11

Exhibit E

All contracts entered into prior to closing and all projects completed prior to closing.

Page 11 | 11

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (the “Agreement”) is made this 12 day of March, 2023 by and between

GET Effective Products Industry, a sole proprietorship business duly incorporated in Singapore under the (Business Registration Act) and having its entity registered at 1 Kaki Bukit Ave 3, #09-11, KB-1, Singapore 416087 (herein after refer to as “Seller”)

and

Pharmaceutical Resource Technology, Inc. a company incorporated in Wyoming, USA and having its registered address at 30N Gould St. Suite 4000, Sheridan, WY 82801, USA (herein after refer to as “Buyer”).

This Agreement outlines the terms and conditions under which the Seller agrees to sell, and the Buyer agrees to purchase, certain assets of the Seller’s business. The execution of this Agreement signifies the intent of both parties to fulfill the terms outlined herein.

DEFINITIONS

In this Agreement, the following terms shall have the meanings ascribed to them:

1. RECITALS

WHEREAS, Seller is engaged in the business of Building and Construction services; and

WHEREAS, Buyer desires to purchase certain assets of Seller’s business, and Seller desires to sell such assets to Buyer, subject to the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

2. SALE AND PURCHASE OF ASSETS

2.1 Assets Included

Seller hereby agrees to sell, assign, transfer, convey, and deliver to Buyer, and Buyer hereby agrees to purchase, acquire, and accept from Seller, at the Closing, free and clear of all liens, encumbrances, and security interests, all of Seller’s right, title, and interest in and to the following assets (collectively, the “Assets”):

(a) All tangible personal property, including but not limited to all furniture, fixtures, equipment, machinery, tools, vehicles, office equipment, supplies, computers, telephones, and other items of tangible personal property as specifically listed in Exhibit A;

(b) All inventory, finished goods, raw materials, work in progress, packaging, supplies, parts, and other inventory items related to the business; Assets: All rights, title, and interest in those specific assets which are described in Section 2.

Closing Date: The date upon which the transaction will be completed and the assets transferred, as specified in Section 5.

Purchase Price: The total amount paid by Buyer to Seller for the Assets, as outlined in Section 3.

Liabilities: All debts, obligations, and legal claims against the Seller, which may or may not be included in the transaction.

Page 1 | 11

(c) All intellectual property, including but not limited to patents, patent applications, trademarks, trademark applications, tradenames, copyrights, trade secrets, domain names, customer lists, and other intellectual property rights as specifically listed in Exhibit B;

(d) All contracts and agreements as specifically listed in Exhibit C; and

(e) All permits, licenses, accreditations, and authorizations issued by any governmental or regulatory entity as specifically listed in Exhibit D.

2.2 Excluded Assets

Notwithstanding anything to the contrary contained herein, the following assets of Seller are not part of the sale and purchase contemplated hereunder and are excluded from the Assets (collectively, the “Excluded Assets”):

(a) All cash and cash equivalents;

(b) All accounts receivable of Seller as of the Closing Date;

(c) All rights to tax refunds, credits, or similar benefits relating to the period prior to the Closing Date;

(d) All corporate minute books, stock records, corporate seals, and other corporate records;

(e) All insurance policies and rights thereunder; and

(f) All other assets specifically listed in Exhibit E.

3. PURCHASE PRICE AND PAYMENT TERMS

3.1 Purchase Price

The aggregate purchase price for the Assets shall be Two Million, Five Hundred Thousand US Dollars (USD2,500,000.00) (the “Purchase Price”), subject to adjustments as provided in Section 3.3.

3.2 Payment Schedule

The Purchase Price shall be paid as follows:

(a) A deposit in the amount of One Million US Dollars $1,000,000.00 (the “Deposit”) shall be paid by Buyer to Seller upon execution of this Agreement, which Deposit shall be applied toward the Purchase Price at Closing;

(b) The balance of the Purchase Price, subject to adjustments as provided in Section 3.3, shall be paid by Buyer to Seller at the Closing by wire transfer of immediately available funds to an account designated by Seller in writing.

3.3 Adjustments

The Purchase Price shall be subject to the following adjustments:

(a) Increased or decreased by the amount of any change in the value of inventory between the date of this Agreement and the Closing Date, as determined by a physical count and valuation of inventory to be conducted jointly by Seller and Buyer on the day immediately preceding the Closing Date;

(b) Decreased by the aggregate amount of any liabilities of Seller that Buyer agrees to assume at Closing; and

(c) Adjusted for any other items mutually agreed upon by Seller and Buyer in writing prior to the Closing Date.

Page 2 | 11

4. CLOSING

4.1 Closing Date

The closing of the purchase and sale of the Assets (the “Closing”) shall take place at 1 Kaki Bukit Ave 3, #09-11 on 15 March, 2023 at 1700hrs or at such other date, time, and place as may be mutually agreed upon by the parties in writing (the “Closing Date”).

4.2 Deliverables at Closing

At the Closing:

(a) Seller shall deliver to Buyer:

(i) All necessary documents to transfer title to the Assets, including assignments of all intellectual property rights, duly executed by Seller;

(ii) All necessary consents from third parties, if any, required for the assignment of contracts included in the Assets;

(iii) Possession and control of the Assets; and

(iv) All other instruments and documents reasonably requested by Buyer to effectuate the transactions contemplated hereby.

(b) Buyer shall deliver to Seller:

(i) The Purchase Price, as adjusted pursuant to Section 3.3, by wire transfer of immediately available funds to an account designated by Seller;

(ii) The Assignment and Assumption Agreement, dulyexecuted by Buyer; and

(iii) All other instruments and documents reasonably requested by Seller to effectuate the transactions contemplated hereby.

5. REPRESENTATIONS AND WARRANTIES

5.1 Seller’s Representations

Seller represents and warrants to Buyer as follows, each of which is true and correct on the date hereof and will be true and correct on the Closing Date:

(a) Seller is a Singapore Business duly organized, validly existing, and in good standing under the laws of the state of Singapore;

(b) Seller has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

(c) This Agreement has been duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms;

(d) Seller has good and marketable title to all of the Assets, free and clear of all liens, encumbrances, and security interests;

(e) The Assets include all assets necessary for the conduct of the business as currently conducted by Seller;

(f) All financial information provided by Seller to Buyer is true, complete, and accurate in all material respects;

(g) Seller is not a party to any pending or threatened litigation or governmental proceeding affecting the Assets or the transactions contemplated by this Agreement; and

Page 3 | 11

(h) Seller has complied with all applicable laws, rules, and regulations in connection with the ownership and operation of the Assets.

5.2 Buyer’s Representations

Buyer represents and warrants to Seller as follows, each of which is true and correct on the date hereof and will be true and correct on the Closing Date:

(a) Buyer is a USA Company duly organized, validly existing, and in good standing under the laws of the state of Wyoming;

(b) Buyer has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

(c) This Agreement has been duly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms;

(d) Buyer has sufficient funds available to pay the Purchase Price and to consummate the transactions contemplated by this Agreement; and

(e) Buyer is not a party to any pending or threatened litigation or governmental proceeding affecting the transactions contemplated by this Agreement.

6. COVENANTS

(a) Non-Competition: Seller agrees that for a period of 5 years after the Closing Date, Seller shall not, directly or indirectly, engage in any business that competes with the business conducted by Buyer using the Assets within a 100-mile radius of Singapore.

(b) Non-Solicitation: Seller agrees that for a period of 5 years after the Closing Date, Seller shall not, directly or indirectly, solicit or attempt to solicit any customers, suppliers, or employees of the business conducted by Buyer using the Assets.

(c) Confidentiality: Seller agrees to keep confidential and not to use or disclose any confidential information relating to the Assets or the business conducted by Buyer using the Assets.

(d) Transition Assistance: Seller agrees to provide reasonable assistance to Buyer for a period of 3 years after the Closing Date to ensure a smooth transition of the Assets and business operations to Buyer.

(e) Further Assurances: Each party agrees to execute such additional documents and take such additional actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

7. INDEMNIFICATION

7.1 Indemnification by Seller

Seller shall indemnify, defend, and hold harmless Buyer and its officers, directors, employees, agents, successors, and assigns from and against any and all losses, damages, liabilities, deficiencies, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys’ fees, that arise out of or result from:

(a) Any breach or non-fulfilment of any representation, warranty, covenant, or agreement made by Seller in this Agreement;

(b) Any Excluded Asset or any liability of Seller not expressly assumed by Buyer pursuant to this Agreement; or

Page 4 | 11

(c) Any third-party claim based upon, resulting from, or arising out of the business, operations, properties, assets, or obligations of Seller conducted, existing, or arising prior to the Closing Date.

7.2 Indemnification by Buyer

Buyer shall indemnify, defend, and hold harmless Seller and its officers, directors, employees, agents, successors, and assigns from and against any and all losses, damages, liabilities, deficiencies, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys’ fees, that arise out of or result from:

(a) Any breach or non-fulfilment of any representation, warranty, covenant, or agreement made by Buyer in this Agreement; or

(b) Any third-party claim based upon, resulting from, or arising out of the business, operations, properties, assets, or obligations of Buyer conducted, existing, or arising after the Closing Date.

8. TERMINATION

This Agreement may be terminated at any time prior to the Closing:

(a) By mutual written consent of Buyer and Seller;

(b) By either Buyer or Seller if the Closing has not occurred by [Termination Date], provided that the party seeking termination is not in material breach of this Agreement;

(c) By Buyer if there has been a material breach of any representation, warranty, covenant, or agreement made by Seller in this Agreement, which breach cannot be or has not been cured within 30 days after written notice of such breach is given to Seller; or

(d) By Seller if there has been a material breach of any representation, warranty, covenant, or agreement made by Buyer in this Agreement, which breach cannot be or has not been cured within 30 days after written notice of such breach is given to Buyer.

9. MISCELLANEOUS PROVISIONS

9.1 Governing Law

This Agreement shall be governed by and construed in accordance with the internal laws of the State of Singapore without giving effect to any choice or conflict of law provision or rule.

9.2 Dispute Resolution

Any dispute, controversy, or claim arising out of or relating to this Agreement, or the breach, termination, or validity thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The place of arbitration shall be Singapore.

9.3 Amendments

This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto.

10. NOTICES

All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given:

(a) when delivered by hand (with written confirmation of receipt);

Page 5 | 11

(b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested);

(c) on the date sent by facsimile or e-mail (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or

(d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses:

If to Buyer: 30N Gould St, STE 4000, Sheridan, Wyoming 82801, USA email:contact@pharmaceiticalresource.com ; Phone: +65 6841 0120

If to Seller: 1 Kaki Bukit Ave 3, #09-11, KB-1, Singapore 416087, email:alicia@geteffective.biz ; Phone: +65 9621 0119

11. CONFIDENTIALITY

Each party acknowledges that it will have access to certain confidential information of the other party concerning the other party’s business, plans, customers, technology, and products, and other information held in confidence by the other party (“Confidential Information”). Each party agrees that it will not use in any way, for its own account or the account of any third party, except as expressly permitted by this Agreement, nor disclose to any third party (except as required by law or to that party’s attorneys, accountants and other advisors as reasonably necessary), any of the other party’s Confidential Information and will take reasonable precautions to protect the confidentiality of such information. IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement as of the date first above written.

SELLER: GET Effective Products Industry

Signature:	/s/ Hui Eng Ling
Name:	Hui Eng Ling
Title:	Director
Date:	March 15, 2023

BUYER: Pharmaceutical Resource Technology, Inc.

Signature:	/s/ Jacksaa Tan
Name:	Jacksaa Tan
Title:	CEO
Date:	March 15, 2023

Page 6 | 11

Exhibit A

No.	Descriptions	Qty	Unit
1.	All Formulation Certificates of Pharmaceutical and Dietary Supplements	150	sets
2.	Manufacturing Procedures of Soft Gelatine Capsules Products	1	set
3.	Manufacturing Procedures for Hard Gelatine Capsules Products	1	set
4.	Manufacturing Procedures for Tablets and Caplets Products	2	sets
5.	Operating Manual for Food Safety Management System	3	sets

Page 7 | 11

Exhibit B

Not Applicable

Page 8 | 11

Exhibit C

All Contracts entered after closing date.

Page 9 | 11

Exhibit D

-	GETEffective device and Trademark
-	ISO9001: 2015 Certification
-	GMP Certification
-	FSMS Certification
-	SFA Import License for processed food ingredients and receptacles

Page 10 | 11

Exhibit E

All contracts entered into prior to closing and all projects completed prior to closing.

Page 11 | 11